Exhibit 99.4

TRIANGLE PETROLEUM CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF APRIL 30, 2013

(amounts in thousands, except share data)

			Pro Forma
	Triangle		Adjustments for the	Triangle
	Historical	Pro Forma for SPA	Acquired Properties	Pro Forma
ASSETS
CURRENT ASSETS
Cash and equivalents	$54,448	$80,870	$(82,000)	$53,318
Deposits and prepaid expenses	1,497	—	—	1,497
Accounts receivable:
Oil and natural gas sales	11,888	—	—	11,888
Trade	37,978	—	—	37,978
Other	854	—	—	854
Investment in marketable securities	5,474	—	—	5,474
Derivative asset	1,160	—	—	1,160
Inventory	1,657	—	—	1,657
Total current assets	114,956	80,870	(82,000)	113,826

LONG-TERM ASSETS
Oil and natural gas properties at cost, using the full cost method of accounting:
Unproved properties and properties under development, not being amortized	97,020	—	49,817	146,837
Proved properties	281,276	—	32,315	313,591
	378,296	—	82,132	460,428
Less: accumulated amortization	(23,273)	—	—	(23,273)
Net oil and natural gas properties	355,023	—	82,132	437,155
Pressure pumping equipment (less accumulated depreciation of $3.5 million at April 30, 2013)	27,934	—	—	27,934
Other property and equipment (less accumulated depreciation of $1.2 million at April 30, 2013)	18,761	—	—	18,761
Equity investment	21,364	—	—	21,364
Derivative asset	363	—	—	363
Other long-term assets	2,178	—	—	2,178
Total assets	$540,579	$80,870	$132	$621,581

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable	$18,512	$—	$91	$18,603
Accrued liabilities:
Exploration and development	44,324	—	—	44,324
Other	9,374	—	—	9,374
Notes payable	5,876	—	—	5,876
Short-term borrowings on Credit Facilities	2,450	—	—	2,450
Asset retirement obligations	2,783	—	—	2,783
Total current liabilities	83,319	—	91	83,410

LONG-TERM LIABILITIES
Long-term borrowings on Credit Facilities	68,812	—	—	68,812
5% Convertible Note	124,561	—	—	124,561
Asset retirement obligations	394	—	132	526
Total liabilities	277,086	—	223	277,309

STOCKHOLDERS’ EQUITY
Common stock, $0.00001 par value, 140,000,000 shares authorized; 56,414,709 shares issued and outstanding at April 30, 2013	—	—	—	—
Additional paid-in capital	380,302	80,870	—	461,172
Accumulated deficit	(116,809)	—	(91)	(116,900)
Accumulated other comprehensive income	—	—	—	—
Total stockholders’ equity	263,493	80,870	(91)	344,272
Total liabilities and stockholders’ equity	$540,579	$80,870	$132	$621,581

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

TRIANGLE PETROLEUM CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

AND COMPREHENSIVE LOSS

FOR THE YEAR ENDED JANUARY 31, 2013

(amounts in thousands, except share data)

	Triangle	Acquired	Pro Forma	Triangle
	Historical	Properties	Adjustments	Pro Forma
REVENUES:
Oil and natural gas sales	$39,614	$9,516	$—	$49,130
Pressure pumping services	20,747	—	—	20,747
Other	340	—	—	340
Total revenues	60,702	9,516	—	70,218
EXPENSES:
Production taxes	4,493	1,089	—	5,582
Other lease operating expenses	3,566	1,339	—	4,905
Gathering, transportation and processing	151	—	—	151
Depletion, depreciation and amortization	15,081	—	2,806	17,887
Accretion of asset retirement obligations	184	—	10	194
Pressure pumping	16,605	—	—	16,605
General and administrative:
Stock-based compensation	6,466	—	—	6,466
Salaries and benefits	14,922	—	—	14,922
Other general and administrative	7,403	—	—	7,403
Foreign exchange loss	1			1
Total operating expenses	68,871	2,428	2,816	74,115

INCOME (LOSS) FROM OPERATIONS	(8,170)	7,088	(2,816)	(3,898)

OTHER INCOME (EXPENSE):
Loss on derivative activities	(3,570)	—	—	(3,570)
Interest expense	(2,818)	—	—	(2,818)
Loss from equity investment	(283)	—	—	(283)
Interest income	134	—	—	134
Other income (loss)	223	—	—	223
Total other expense	(6,314)	—	—	(6,314)

NET INCOME (LOSS) BEFORE INCOME TAXES	(14,484)	7,088	(2,816)	(10,212)
Income tax provision	—	—	—	—
NET INCOME (LOSS)	(14,484)	7,088	(2,816)	(10,212)

Less: net loss attributable to noncontrolling interest in subsidiary	724	—	—	724

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(13,760)	$7,088	$(2,816)	$(9,488)

Net loss per common share outstanding - basic and diluted	$(0.31)			$(0.17)

Weighted average common shares outstanding - basic and diluted	44,475,201			55,794,190

COMPREHENSIVE INCOME (LOSS):
Net income (loss) attributable to common stockholders	$(13,760)	$7,088	$(2,816)	$(9,488)
Other comprehensive income	—	—	—	—
Total comprehensive income (loss)	$(13,760)	$7,088	$(2,816)	$(9,488)

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

TRIANGLE PETROLEUM CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

AND COMPREHENSIVE INCOME

FOR THE THREE MONTHS ENDED APRIL 30, 2013

(amounts in thousands, except share data)

	Triangle	Acquired	Pro Forma	Triangle
	Historical	Properties	Adjustments	Pro Forma
REVENUES:
Oil and natural gas sales	$21,060	$6,370	$—	$27,430
Pressure pumping services	13,120	—	—	13,120
Other	114	—	—	114
Total revenues	34,294	6,370	—	40,664
EXPENSES:
Production taxes	2,444	730	—	3,174
Other lease operating expenses	2,216	1,048	—	3,264
Gathering, transportation and processing	37	—	—	37
Depletion, depreciation and amortization	7,473	—	1,602	9,075
Accretion of asset retirement obligations	8	—	2	10
Pressure pumping	11,186	—	—	11,186
General and administrative:
Stock-based compensation	1,595	—	—	1,595
Salaries and benefits	3,125	—	—	3,125
Other general and administrative	1,784	—	—	1,784
Total operating expenses	29,868	1,778	1,604	33,250

INCOME FROM OPERATIONS	4,426	4,592	(1,604)	7,414

OTHER INCOME (EXPENSE):
Income from derivative activities	1,212	—	—	1,212
Interest expense	(1,472)	—	—	(1,472)
Income from equity investment	596	—	—	596
Interest income	37	—	—	37
Other income (loss)	412	—	—	412
Total other income	785	—	—	785

NET INCOME BEFORE INCOME TAXES	5,211	4,592	(1,604)	8,199
Income tax provision	—	—	—	—
NET INCOME	$5,211	$4,592	$(1,604)	$8,199

Net income per common share outstanding - basic	$0.10			$0.13
Net income per common share outstanding - diluted	$0.10			$0.13

Weighted average common shares outstanding - basic	52,605,152			63,955,152
Weighted average common shares outstanding - diluted	53,003,901			64,353,900

COMPREHENSIVE INCOME:
Net income attributable to common stockholders	$5,211	$4,592	$(1,604)	$8,199
Other comprehensive income	—	—	—	—
Total comprehensive income	$5,211	$4,592	$(1,604)	$8,199

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

TRIANGLE PETROLEUM CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

1.              BASIS OF PRESENTATION

On August 5, 2013, Triangle USA Petroleum Corporation, a wholly-owned subsidiary of Triangle Petroleum Corporation (collectively referred to herein as “Triangle” or the “Company”), entered into a definitive Purchase and Sale Agreement (the “Acquisition Agreement”) with Kodiak Oil & Gas (USA) Inc. and Kodiak Williston, LLC (wholly-owned subsidiaries of Kodiak Oil & Gas Corp., together the “Seller”), under which Triangle has agreed to acquire (the “Acquisition”) certain oil and gas leaseholds located in the State of North Dakota and various other related rights, permits, contracts, equipment and other assets (the “Oil and Gas Properties”).  The effective date for the Acquisition will be July 1, 2013 (the “Effective Date”).  Unless waived, the closing of the Acquisition must occur on or before October 16, 2013, and is subject to the satisfaction of customary closing conditions.  The aggregate purchase price for the Acquisition is $82.0 million, subject to defect and customary post-effective date adjustments, all of which will be paid in cash.

Concurrent with entering into the Acquisition Agreement, Triangle and Kodiak Williston, LLC entered into a letter agreement with respect to an oil and gas lease acreage and well interest exchange (the “Exchange Agreement”) whereby each party agreed to exchange (the “Exchange”) its respective interest in certain oil and gas leaseholds located in the State of North Dakota, and various other related rights, permits, contracts, equipment and other assets (the “Exchanged Assets”). The effective date of the Exchange Agreement is also July 1, 2013.  The closing of the Exchange Agreement is expected to close concurrently with the Acquisition Agreement, subject to the satisfaction of customary closing conditions.  Seller’s interest in the Exchanged Assets, together with the Oil and Gas Properties, is herein referred to as the “Acquired Properties.”

On August 6, 2013, the Company entered into a Stock Purchase Agreement (the “SPA”) with TIAA Oil & Gas Investments, LLC, an affiliate of the Teachers Insurance and Annuity Association of America, (“TIAA”) pursuant to which the Company agreed to sell to TIAA 11.35 million shares of the Company’s common stock at a price of $7.20 per share for an aggregate consideration of $81.7 million.

The unaudited pro forma condensed consolidated balance sheet as of April 30, 2013, is based on the unaudited condensed consolidated balance sheet of Triangle as of April 30, 2013, adjusted to reflect the following items as though they had occurred on April 30, 2013 (see Note 2):

•       The issuance of the 11.35 million shares of the Company’s common stock to TIAA the net proceeds of which, along with cash on hand, will be used to fund the Acquisition purchase price of $82.0 million; and

•       The preliminary purchase price allocation to assets to be acquired and liabilities to be assumed in the Acquisition.

The Triangle historical information included in the unaudited pro forma condensed consolidated statement of operations and comprehensive loss for the year ended January 31, 2013, is derived from the Company’s audited consolidated statement of operations and comprehensive loss for that period.  The net income for the Acquired Properties included in the unaudited pro forma condensed consolidated statement of operations and comprehensive loss for the year ended January 31, 2013, is based on the Seller’s audited statement of operating revenues and direct operating expenses for the year ended December 31, 2012.  As the Seller’s fiscal year is within 93 days of the Company’s fiscal year, no adjustment for the differing periods has been considered.  These historical financial statements have been adjusted to give effect to the Acquisition and the Exchange as if they occurred on February 1, 2012, as discussed below in Note 2.

The Triangle historical information included in the unaudited pro forma condensed consolidated statement of operations and comprehensive income for the three months ended April 30, 2013, is derived from the Company’s unaudited condensed consolidated statement of operations and comprehensive income for that period.  The net income for the Acquired Properties included in the unaudited pro forma consolidated statement of operations and comprehensive income for the three months ended April 30, 2013, is derived from the Seller’s unaudited statement of operating revenues and direct operating expenses for the three months ended March 31, 2013.  As the Seller’s fiscal year is within 93 days of the Company’s fiscal year, no adjustment for the differing periods has been considered. These

TRIANGLE PETROLEUM CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

historical financial statements have been adjusted to give effect to Acquisition and the Exchange as if they occurred on February 1, 2012, as discussed below in Note 2.

Triangle’s historical operating results for the properties conveyed in the Exchange were insignificant for the year ended January 31, 2013, and for the three months ended April 30, 2013, and therefore no adjustment was provided to remove their activity from these unaudited pro forma condensed consolidated statements for the periods then ended.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the acquisition been effected on the assumed dates.  Additionally, future results may vary significantly from the results reflected in the unaudited pro forma condensed consolidated statement of operations due to normal production declines, changes in prices, future transactions, and other factors.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with Triangle’s Annual Report on Form 10-K for the fiscal year ended January 31, 2013, Triangle’s Quarterly Report on Form 10-Q for the three months ended April 30, 2013, and the Statements of Operating Revenues and Direct Operating Expenses of the Properties to be Acquired by Triangle USA Petroleum Corporation for the years ended December 31, 2012 and 2011, and for the three months ended March 31, 2013 and 2012 (unaudited).

2.              Assumptions and Adjustments

Unaudited Pro Forma Consolidated Balance Sheet as of April 30, 2013

(a)         Equity Offering

On August 6, 2013, the Company sold 11.35 million shares of its common stock to TIAA, the proceeds of which will be used to fund the Acquisition.  The Company expects to realize gross proceeds of approximately $81.7 million, and net proceeds of approximately $80.9 million, after estimated fees and expenses.  The Company has reflected the receipt of the net proceeds as if they were received on April 30, 2013.

(b)         Pro Forma Adjustments

The assets acquired and liabilities assumed in the Acquisition are recorded at their preliminary estimated fair values.  The actual adjustments to Triangle’s consolidated financial statements upon consummation of the Acquisition and allocation of the purchase price will depend on a number of factors, including additional financial information available at such time, changes in the estimated fair value of the acquired crude oil and natural gas properties as of the closing date, and changes in the operating results of the acquired crude oil and natural gas properties between the effective date and the closing date of the Acquisition.

Accordingly, the final allocations of the Acquisition consideration and its effects on the results of operations may differ materially from the preliminary allocations and the unaudited pro forma condensed consolidated amounts included herein.

The following table summarizes the preliminary purchase price and preliminary estimated fair value of the acquired assets and liabilities assumed in the Acquisition (in thousands):

TRIANGLE PETROLEUM CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

Preliminary purchase price:
Consideration given
Cash	$82,000
Total consideration given	$82,000

Preliminary allocation of purchase price:
Proved properties	$32,315	(i)
Unproved properties	49,817	(i)
Total fair value of crude oil and natural gas properties acquired	82,132
Asset retirement obligation assumed	(132	)(i)
Fair value of net assets acquired	$82,000

Transaction costs	$91	(ii)

(i)             Reflects the unaudited pro forma allocation of the preliminary purchase price for the Acquisition to the acquired assets and liabilities assumed based on the initial fair values, pending completion of the Company’s valuation analysis upon the Acquisition closing

(ii)          Reflects estimated acquisition costs (e.g., attorney, accountant and consulting fees) of $91,000 associated with the Acquisition.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended January 31, 2013

(a)         Included in the unaudited pro forma adjustments are additional depletion, depreciation, amortization and accretion of asset retirement obligations expense attributable to the preliminary purchase price allocations to adjust Triangle’s historical results to give effect to the Acquisition and the Exchange as if they occurred on February 1, 2012.

(b)         Included in the unaudited pro forma condensed consolidated statement of operations and comprehensive loss for the year ended January 31, 2013, is an increase of approximately 11.3 million weighted average shares that reflect the issuance of the common shares pursuant to the SPA as if such issuance occurred on February 1, 2012.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended April 30, 2013

(a)         Included in the unaudited pro forma adjustments are additional depletion, depreciation, amortization and accretion of asset retirement obligations expense attributable to the preliminary purchase price allocations to adjust Triangle’s historical results to give effect to the Acquisition and the Exchange as if they had occurred on February 1, 2012.

(b)         Included in the unaudited pro forma condensed consolidated statement of operations and comprehensive income for the three months ended April 30, 2013, is an increase of approximately 11.3 million weighted average basic and diluted average shares that reflect the issuance of the common shares pursuant to the SPA as if such issuance occurred on February 1, 2012.